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                                                                   Exhibit 99.1

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chief Executive Officer and the Chief Financial Officer of First Community Corporation (the "Company"), each certify that, to his or her knowledge on the date of this certification:

         1. The quarterly report of the Company for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on this date (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                                  /s/ Michael Crapps
                                                  -----------------------
                                                  Michael Crapps
                                                  Chief Executive Officer
                                                  August 9, 2002



                                                  /s/ Joseph G. Sawyer
                                                  -----------------------
                                                  Joseph G. Sawyer
                                                  Chief Financial Officer
                                                  August 9, 2002


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